UNITED STATES

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SCHEDULE 14A

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The following are slides used in connection with the Duke Energy Corporation and Piedmont Natural Gas Company, Inc. webcast and conference call on October 26, 2015 at 8:30 a.m. ET.

Duke Energy To Acquire Piedmont Natural Gas October 26, 2015 Lynn Good, President and CEO (Duke Energy) Tom Skains, Chairman, President and CEO (Piedmont Natural Gas) Steve Young, Executive VP and CFO (Duke Energy)

Safe Harbor Safe Harbor statement This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook,” and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy or Piedmont, including future financial and operating results, Duke Energy’s or Piedmont’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite approvals of Piedmont’s shareholders; the risk that Duke Energy or Piedmont may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; and the effect of changes in governmental regulations. Additional risks and uncertainties are identified and discussed in Duke Energy’s and Piedmont’s and their respective subsidiaries’ reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Neither Duke Energy nor Piedmont undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor (cont’d) Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the merger of Piedmont Natural Gas into Duke Energy. In connection with the merger, Piedmont Natural Gas intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS OF PIEDMONT NATURAL GAS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PIEDMONT NATURAL GAS AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Piedmont Natural Gas with the SEC at the SEC’s website at www.sec.gov, at Piedmont Natural Gas’ website at www.piedmontng.com or by sending a written request to Piedmont Natural Gas Company, Inc. at Piedmont Natural Gas Company, Inc., Corporate Secretary, 4720 Piedmont Row Drive Charlotte, North Carolina, 28210. Security holders may also read and copy any reports, statements and other information filed by Piedmont Natural Gas with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Safe Harbor (cont’d) Participants in the Merger Solicitation Duke Energy, Piedmont Natural Gas and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Duke Energy’s directors and executive officers is available in Duke Energy’s proxy statement filed with the SEC on March 26, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding Piedmont Natural Gas’ directors and executive officers is available in Piedmont Natural Gas’ proxy statement filed with the SEC on January 16, 2015 in connection with its 2015 annual meeting of shareholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Reg G disclosure In addition, today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is available on our Investor Relations website at www.duke-energy.com/investors/. Supplemental information Supplemental information related to today’s presentation can be accessed via Duke Energy’s Investor Relations website at www.duke-energy.com/investors/ and Piedmont Natural Gas’ Investor Relations website at www.piedmontng.com/investors/. This supplemental information includes presentation appendix materials.

Topics for today’s call Lynn Good, Duke Energy President & CEO ■ Transaction Overview ■ Piedmont Natural Gas Overview ■ Strategic Rationale for Duke Energy Tom Skains, Piedmont Natural Gas Chairman, President & CEO ■ Strategic Rationale for Piedmont Natural Gas Steve Young, Duke Energy CFO ■ Financial Considerations ■ Required Approvals and Timeline

Transaction overview Key Terms $60.00 per share cash transaction, representing an approximate 40% premium to Purchase Price October 23, 2015, closing price Transaction purchase price of $4.9 billion; enterprise value of $6.7 billion Structure Piedmont Natural Gas becomes a wholly-owned subsidiary of Duke Energy Board One Piedmont Board member elected to Duke Energy Board Existing Piedmont executive expected to manage combined company’s natural gas Senior Management operations under the Piedmont Natural Gas name Headquarters Piedmont to remain headquartered in Charlotte, North Carolina Timing Targeting to close transaction by end of 2016

Piedmont Natural Gas overview ■ Preeminent U.S. gas LDC, serving over 1 million gas customers in North Carolina, South Carolina and Tennessee – 90% residential; 9% commercial; 1% industrial/other – Strong earnings growth driven by customer growth (between 1.6% to 2.0%) and system integrity improvements ■ Joint venture ownership interests – Hardy storage – Pine Needle LNG storage – Cardinal Pipeline – Constitution Pipeline (under development) – Atlantic Coast Pipeline (under development) – SouthStar Energy Services (retail natural gas marketing company) ■ Strong investment grade credit ratings (A and A2)

Compelling strategic rationale for Duke Energy ■ Establishes a valuable natural gas infrastructure platform, with strong growth opportunities ■ Enhances our capabilities to provide safe, reliable energy solutions and world-class customer service ■ Combines two companies that are fully dedicated to our communities and the customers we serve ■ Continues Duke Energy’s transformation towards a highly-regulated utility business mix, supporting Duke Energy’s financial objectives

Compelling strategic rationale for Piedmont Natural Gas ■ Delivers compelling value to Piedmont’s shareholders Expands platform for future natural gas growth beyond collective North Carolina, South Carolina, Tennessee, Ohio and Kentucky markets Consolidates critical natural gas and power infrastructure into one Company to enhance customer service, safety, reliability, and integrity Combines two corporate cultures dedicated to service, stewardship and economic development in the markets they serve ■ Provides employee opportunities at one of the largest energy companies in the United States

Strong financial benefits of Piedmont Natural Gas acquisition ■ Transaction supports Duke Energy’s financial objectives –Accretive to Duke Energy’s stand-alone adjusted earnings per share (EPS) in first full year after Duke Energy’s Long-Term closing (2017) Financial Objectives –Enhances Duke Energy’s long-term 4 to 6 Long-term Maintain percent earnings per share growth target post- adjusted dividend Annual balance closing EPS growth sheet growth strength Piedmont Natural Gas has strong growth prospects driven by customer growth (between 1.6% to 2.0%) and system integrity improvements

Strong financial benefits of Piedmont Natural Gas acquisition(cont’d) ■ Transaction supports Duke Energy’s financial objectives (cont’d) –Enhanced regulated cash flows supports Duke Energy’s dividend policy Duke Energy’s Long-Term Financial Objectives ➢ Growth in future annual dividends at a rate in line with long-term adjusted EPS growth target (subject to Long-term Maintain discretion and approval of the board) Annual adjusted dividend balance – Supports strong, investment-grade credit metrics growth EPS growth strength sheet Duke Energy remains committed to the current strength of its balance sheet and expects to finance the transaction in a manner that supports credit quality

Purchase price funding Strength of balance sheet allows flexibility in financing $4.9 billion purchase price – Debt: majority of purchase price to be funded with new Holding Company debt issuances – Equity: will issue between $500—$750 million in equity – Other cash flow sources to reduce funding requirements Fully underwritten bridge facility with Barclays in place to complete transaction Committed to preserving strong credit quality

Indicative timeline to close and regulatory approvals Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Transaction announcement Make regulatory filings U.S. DOJ/FTC North Carolina Secure appropriate state and Provide Notice federal regulatory approvals South Carolina* Tennessee* Piedmont to file proxy Piedmont special Target closing statement shareholder meeting Targeting to close transaction by end of 2016 * Notice to be filed in South Carolina and Tennessee; we will work collaboratively with each state regulator

Transaction highlights ■ Compelling strategic transaction, establishing scale and a platform for future expansion opportunities in natural gas Ability to provide a complete offering of safe, reliable energy solutions and world-class customer service Expands regulated business mix in attractive jurisdictions ■ The strength of Piedmont’s business and its strong growth prospects enhance Duke Energy’s financial objectives

Appendix materials

Piedmont Natural Gas overview

Piedmont Natural Gas (A2/A)

Regulated Utility Operations

- Regulated gas LDC
  - As of 2014, 96% of total assets and 86% of consolidated earnings
  - Over 1.0 million customers
    - 90% Residential
    - 9% Commercial
    - 1% Industrial and Other
  - Serves North Carolina, South Carolina and Tennessee
  - 22,300 miles of distribution pipeline
  - 2,910 miles of transmission pipeline

Regulated Non-Utility

- Consists of equity method investments in joint venture regulated energy-related businesses that are held by wholly owned subsidiaries
- As of 2014, 2% of total assets and 4% of consolidated earnings
- In-service joint ventures include Hardy Storage, Pine Needle LNG and Cardinal Pipeline
- Future projects include:
  - Constitution Pipeline, targeted in-service 4Q 2016
  - The Atlantic Coast Pipeline, targeted in-service by November 2018

Unregulated Non-Utility

- Consists of equity method investment in SouthStar Energy Services
- As of 2014, 1% of total assets and 9% of consolidated earnings

Margin by Customer



$690mm (2014)
51%
11%
6%
7%
25%
Power Generation
Commercial
Industrial
Other
Residential

Volume by Customer



411MMDt (2014)
49%
15%
2%
11%
23%
Power Generation
Commercial
Industrial
Other
Residential

Utility Capital Expenditures and JV Contributions *($ millions)*



$258
$104
$115
$558
$284
$108
$163
$672
$87
$273
$271
$515
$275
$202
$515
$255
$220
$640
$110
$245
$245
$660
$70
$295
$255
2011
2012
2013
2014
2015F
2016F
2017F
Customer Growth & Other Utility Cap-Ex
Power Generation Cap-Ex
Joint Venture Contributions
System Integrity Cap-Ex
Utility Cap-Ex Under ACP Redelivery Contracts

Piedmont Natural Gas
Energy that shows.

Headquarters	Charlotte, North Carolina
CEO	Thomas E. Skains
Market capitalization (on Oct. 23, 2015)	$3.4 billion

DUKE ENERGY.

16 | Duke Energy to Acquire Piedmont Natural Gas

Piedmont Natural Gas customer growth-oriented strategy JD Power Overall Satisfaction Score Customer Growth 695? Operating, safety and financial fundamentals support above 637 648 646 654 national average customer growth at Piedmont Natural Gas ? Ranked 8th nationally (Top 10%) in JD Power overall satisfaction in 2015 Ranked 4th nationally (Top 5%) in JD Power Field Customer Service satisfaction Named of one of the Most Trusted Brands in the utility sector by Cogent Reports in 2015; 2nd in natural gas category Forecast continued improvement in retail customer growth led 2011 2012 2013 2014 2015 by strength in the residential new construction market Historical Customer Growth Customer Breakdown 1 million customers (2014) 20,000 2.0% 1% 15,000 1.5% 9% 10,000 1.0% Residential 5,000 0.5% Commercial Other 0 0.0% 2011 2012 2013 2014 2015F 90% Residential New Construction Residential Conversions Commercial Additions Gross Growth Rate

Piedmont Natural Gas regulatory overview Base Rates North Carolina South Carolina Tennessee Rate Base $1.8 billion $0.2 billion $0.3 billion Authorized ROE 10.0% 10.2% 10.2% Equity Ratio 50.7% 55.0% 52.7% Effective Date 1/1/2014 11/1/2014 3/1/2012 Integrity Management North Carolina South Carolina Tennessee Rider (IMR) Filings Incremental Annual Margin $27 million N/A $6 million Effective Date Feb. 2015 N/A Jan. 2015

Piedmont

Natural Gas joint venture overview In-Service JV’s Description Location Regulation Piedmont Piedmont Ownership Subscription Hardy Storage 12.4 MMdt reservoir storage WV FERC 50% 40% Pine Needle LNG 4.14 MMdt LNG storage NC FERC 45% 64% Cardinal Pipeline 104 mile 469 Mdt/day intrastate pipeline NC NCUC 21% 53% SouthStar Energy Services Retail natural gas marketing company Eastern U.S. N/A 15% N/A Piedmont Total Under Development JV’s Description Location Regulation Project Ownership Costs Constitution Pipeline (Estimated COD: 4Q 2016) 120 mile 650 Mdt/day interstate pipeline PA/NY FERC 24% $0.9 billion Atlantic Coast Pipeline (Estimated COD: 550 mile 1.5 Bcf/day interstate pipeline WV/VA/NC FERC 10% $4.5-5.0 November 2018) billion (1) (1) – Piedmont has an incremental investment opportunity of $190 million to redeliver ACP volumes to NC markets.

For additional information on Duke Energy, please visit: www.duke-energy.com/investors

Duke Energy Corporation Non-GAAP Reconciliations Duke Energy to Acquire Piedmont Natural Gas October 26, 2015 Today’s presentation materials and related website content include a discussion of Duke Energy’s assumption that the merger transaction is anticipated to be accretive in the first year after closing, based upon adjusted diluted EPS. The accretion assumption and long-term targeted growth rate of 4%-6% are based upon adjusted diluted EPS from continuing operations attributable to Duke Energy Corporation shareholders, a non-GAAP financial measure. Adjusted diluted EPS is adjusted for the per-share impact of special items and the mark-to-market impacts of economic hedges in the Commercial Portfolio segment. Special items represent certain charges and credits, which management believes will not be recurring on a regular basis, although it is reasonably possible such charges and credits could recur. Mark-to-market adjustments reflect the mark-to-market impact of derivative contracts, which is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory accounting treatment, used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g., electricity, natural gas) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the economic value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS provides useful information to investors, as it provides them an additional relevant comparison of the company’s performance across periods. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measure for adjusted diluted EPS is reported diluted EPS from continuing operations attributable to Duke Energy Corporation common shareholders, which includes the impact of special items (including costs-to-achieve the merger) and the mark-to-market impacts of economic hedges in the Commercial Portfolio segment. On a reported diluted EPS basis, this transaction is not anticipated to be accretive due to the level of costs-to-achieve the merger. Due to the forward-looking nature of this non-GAAP financial measure for future periods, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project special items or mark-to-market adjustments for future periods.